UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2008

ARCTIC CAT INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-18607	41-1443470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brooks Avenue South
Thief River Falls, Minnesota		56701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (218) 681-8558

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2008, David A. Roberts informed the Board of Directors (the “Board”) of Arctic Cat Inc. (the “Company”) that he will resign from the Board effective March 31, 2009.  Mr. Roberts’ decision to resign was due to competing scheduling demands, and was not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT INC.
(Registrant)

Date: December 23, 2008	/s/ TIMOTHY C. DELMORE
Timothy C. Delmore
Chief Financial Officer